UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization)		Identification No.)

40 Manning Road

Billerica, MA 01821

(Address of principal executive offices) (Zip Code)

(978) 663-3660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	BRKR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2023 Annual Meeting of Stockholders on June 7, 2023. The proposals submitted by the Board of Directors (the “Board”) to a vote of the stockholders, and the results of the voting on each proposal, are indicated below.

Proposal No. 1 - Election of Directors

Nominees for Class II director:	For	Withheld	Broker Non-Votes
Cynthia M. Friend, Ph.D.	137,126,233	3,997,674	2,070,019
Philip Ma, Ph.D.	134,888,471	6,235,436	2,070,019
Hermann Requardt, Ph.D	132,217,047	8,906,860	2,070,019

Proposal No. 2 - Advisory Vote on the 2022 Compensation of Named Executive Officers

The proposal to approve, on an advisory basis, the 2022 compensation of the named executive officers as disclosed in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
135,795,935	5,297,389	30,583	2,070,019

Proposal No. 3 - Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation

The result of the advisory vote on the frequency of future advisory votes on the compensation of named executive officers is set forth below:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
100,956,791	4,842	40,135,378	26,896	N/A

After considering the foregoing voting results and consistent with its recommendation, the Board has decided to continue to hold the frequency of future advisory votes on the compensation of named executive officers every year.

Proposal No. 4 - Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2023 was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
142,988,240	181,093	24,593	N/A

-Bruker Confidential-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: June 7, 2023	By:	/s/ GERALD N. HERMAN
Gerald N. Herman
Executive Vice President and Chief Financial Officer

-Bruker Confidential-